Corebridge MarketLock® Annuity NY
issued by
The United States Life Insurance Company in the City of New York
in the state of New York

SUMMARY PROSPECTUS FOR NEW INVESTORS
September 14, 2026

This summary prospectus summarizes key features of Corebridge MarketLock® Annuity NY, a single purchase payment deferred registered index-linked annuity contract. Before you invest, you should also review the prospectus for the contract, which contains more information about the contract’s features, benefits, and risks. You can find the current prospectus and other information about the contract online at www.corebridgefinancial.com/rila-documents. You can also obtain this information at no cost by calling (800) 445-7862 or by writing to our Annuity Service Center (P.O. Box 15570, Amarillo, Texas 79105-5570).

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YOU MAY CANCEL YOUR CONTRACT WITHIN 10 DAYS OF RECEIVING IT WITHOUT PAYING FEES OR PENALTIES although an interim value may apply.

Upon Cancellation, you will generally receive the interim value of your Purchase Payment allocated to any Strategy Account Option(s) minus any Withdrawals made. When an Interim Value is applied, it may lower the amount of your refund. For any amount of the Purchase Payment allocated to the Fixed Account Option, you will receive a refund of  the Purchase Payment paid. You should review the prospectus, or consult with your financial representative, for additional information about the specific cancellation terms that apply.

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These securities have not been approved or disapproved by the SEC, nor any state securities commission, nor has the SEC passed upon the accuracy or adequacy of this summary prospectus. Any representation to the contrary is a criminal offense.

Additional information about certain investment products, including registered index-linked annuities, has been prepared by the SEC’s staff and is available at www.Investor.gov.

Special Terms Used in this Summary Prospectus

Accumulation Phase - The period during which you invest money in your Contract, from the Contract Issue Date until the Income Phase begins.
Allocation Account - A Strategy Account Option or the Fixed Account Option.
Annuitant - The person on whose life we base annuity income payments after you begin the Income Phase.
Annuity Date - The date selected by you on which annuity income payments begin.
Buffer - The downside parameter that provides limited protection from negative Index performance. If negative Index performance exceeds the Buffer Rate, your Index Credit Rate will equal the negative Index performance in excess of the Buffer Rate. If negative Index performance does not exceed the Buffer Rate, you will not incur a loss.
Buffer Rate - A percentage used to calculate the Index Credit Rate for a Strategy Account Option when the Index Change is negative.
Business Day - Each day the New York Stock Exchange (“NYSE”) is open for regular trading. Each Business Day ends when the NYSE closes each day which is typically 4:00 p.m. Eastern Time. If any transaction or event under a Contract is scheduled to occur on a day that is not a Business Day, such transaction or event will be processed using the applicable Index Value and will be deemed to occur on the next following Business Day unless otherwise specified.
Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date up to and including the Cap Rate. If you select a Strategy Account Option with a Cap, and the positive Index performance meets or exceeds the Cap Rate, you will receive an Index Credit Rate equal to the Cap Rate.
Cap Rate - A percentage used to calculate the Index Credit Rate if the Index Change is positive on the Term End Date for a Strategy Account Option with a Cap.
Cap Secure - An Upside Parameter designed to limit your participation in positive Index performance up to and including the Cap Secure Rate measured each Contract Anniversary over a multi-year Term. If you select a Strategy Account Option with a Cap Secure, and Index performance on a Contract Anniversary meets or exceeds the Cap Secure Rate, the performance for the Strategy Account Option for that year will be limited to the Cap Secure Rate. While the performance for the Strategy Account Option based on the Cap Secure Rate will be calculated each Contract Anniversary, the Index Credit Rate is not applied until the Term End Date.
Cap Secure Rate - A percentage used to calculate the upside participation if the Index Change is positive measured at each Contract Anniversary over a multi-year Term for a Strategy Account Option with Cap Secure. A Cap Secure Rate is set for the entire multi-year Term and will not change throughout the Term or on any Contract Anniversary.
Cash Value - The total amount that is available for Withdrawal or Surrender. Your Cash Value is equal to the Contract Value after adjustment for any applicable Withdrawal Charges. The Cash Value will never be less than the minimum required by law.
Company - The United States Life Insurance Company in the City of New York (“US Life”), the insurer that issues the Contract. The terms “we,” “us” and “our” are also used to identify the Company.
Contract - The Corebridge MarketLock® Annuity NY.
Contract Anniversary - The same date, each subsequent year, as your Contract Issue Date.
Contract Issue Date - The Business Day we issue your Contract. The Contract Issue Date will generally be no later than two (2) Business Days after we receive your Purchase Payment and Contract application in Good Order. Contract Years and Contract Anniversaries are measured from this date.
Contract Value - The total amount attributable to your Contract. The Contract Value is the sum of all amounts invested in the Strategy Account Option(s) as well as the Fixed Account Option. If you invest in the Strategy Account Options, the Interim Value of those accounts will be used when determining your Contract Value on any day that is not a Term Start Date or Term End Date.
Contract Year - The 12-month period beginning on the Contract Issue Date and ending on the day prior to each Contract Anniversary thereafter.
Death Benefit - On the Contract Issue Date the Contract provides, (i) for Owners age 76 or older, a Contract Value Death Benefit, and (ii) for Owners age 75 or younger, a Return of Purchase Payment Death Benefit. The Contract Value Death Benefit is equal to the Contract Value on the Business Day we receive all required documentation in Good Order. The Return of Purchase Payment Death Benefit is equal to the greater of the Net Purchase Payment and the Contract Value. The Net Purchase Payment will be proportionately reduced by Withdrawals.
The Contract Value Death Benefit and the Return of Purchase Payment Death Benefit, together, "Death Benefit."
The Death Benefit is only payable upon the death of the Owner during the Accumulation Phase. The Death Benefit amount is determined on the Business Day we receive all required documentation in Good Order.
Dual Direction with Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date up to and including the Cap Rate, or the absolute value of any negative Index performance up to and including the Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. If the Index performance on the Term End Date is positive and less than or equal to the Cap Rate, you will receive a positive Index Credit Rate equal to the positive Index performance. If the Index performance on the Term End Date is positive and exceeds the Cap Rate, you will receive a positive Index Credit Rate equal to the Cap Rate. If the Index performance on the Term End Date is negative and does not exceed the Buffer Rate, you will receive a positive Index Credit Rate equal to the absolute value of the negative Index performance. If the Index performance is negative and exceeds the Buffer Rate, you will receive a negative Index Credit Rate equal to the Index performance in excess of the Buffer Rate.
Dual Direction Trigger with Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date subject to a Cap Rate, a Trigger Rate, and the absolute value of the Buffer Rate. The absolute value of a number is simply that number without regard to it being positive or negative. For example, the absolute value of -10 is 10. If the Index performance on the Term End Date is positive and less than or equal to the absolute value of the Buffer Rate on the Term End Date, you will receive an Index Credit Rate equal to the Trigger Rate. If the Index performance on the Term End Date is positive and exceeds the absolute value of the Buffer Rate, you will receive a positive Index Credit Rate equal to the positive Index performance up to the Cap Rate. If the Index performance is negative and does not exceed the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the Trigger Rate. If the Index performance is negative and exceeds the Buffer Rate on the Term End Date, you will receive a negative Index Credit Rate equal to the negative Index performance in excess of the Buffer Rate.
Enhanced Participation and Cap - An Upside Parameter that operates identically to the Participation and Cap Upside Parameter but offers a higher (i.e., “enhanced”) minimum guaranteed Participation Rate. All descriptions, risks, and examples in this prospectus that refer to a Strategy Account Option with Participation and Cap also apply to a Strategy Account Option with Enhanced Participation and Cap.
Fixed Account Option - An investment option under the Contract in which you may invest money and earn a fixed rate of return.
Good Order - Fully and accurately completed form(s) and/or instructions as determined by us, including any necessary documentation, applicable to any transaction or request received by us.
Income Phase - The period starting upon annuitization during which we make annuity income payments to you.
Index - The reference index to which a Strategy Account Option is linked. Each Index is a price return index, and its performance does not reflect any dividends or distributions paid on the securities comprising the Index.
Index Change - For all Strategy Account Options other than those with the Cap Secure Upside Parameter, the percentage change in the Index Value between the Term Start Date and the Term End Date, which is determined by comparing the Index Value on the Term Start Date to the Index Value on the Term End Date.
For Strategy Account Options with Cap Secure Upside Parameter, the percentage change in the Index Value, which is measured by calculating the annual compounded percentage change in Index Value, including Contract Anniversaries during the Term.
Index Credit - For all Strategy Account Options, the dollar amount of gain or loss reflected in your Strategy Account Option Value on the Term End Date.
Index Credit Rate - For all Strategy Account Options other than those with Cap Secure Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on the Term End Date.
For Strategy Account Options with Cap Secure Upside Parameter, a percentage gain or loss used to calculate your Strategy Account Option Value on the Term End Date based on the Index Change on each Contact Anniversary during the Term.
Index Value - An Index’s closing market price at the end of the Business Day. The Index Value on any day that is not a Business Day is the value of the Index at the end of the previous Business Day. The Company relies on the Index Values reported by a third-party.
Interim Value - The value of a Strategy Account Option on any day during the Term other than the Term Start Date or Term End Date. This value is used to determine the amount available in the Strategy Account Option for Withdrawals, Surrenders, annuitization, Death Benefit and to pay charges during the Term. If you exercise a Performance Capture, the “captured” gain or loss will be based on an Interim Value. The Interim Value is calculated at the end of the Business Day. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss.
Latest Annuity Date - The Contract Anniversary following your 95th birthday. The initial annuity income payment will be paid on the first Business Day of the month following the Latest Annuity Date.
Negative Adjustment - A proportional reduction in your Strategy Base if (i) a charge is deducted from a Strategy Account Option on or before the Term End Date; or (ii) you take a Withdrawal (including, but not limited to, systematic Withdrawals under the Systematic Withdrawal Program, Withdrawals taken to satisfy the required minimum distributions under the Internal Revenue Code, or free Withdrawal amounts) from a Strategy Account Option on or before the Term End Date. A Negative Adjustment could be greater than or less than the amount withdrawn and could significantly reduce your gains (if any) on the Term End Date (because the Index Credit Rate will be applied to a smaller Strategy Base).
Net Purchase Payment - A Purchase Payment that is reduced in the same proportion as the Contract Value is reduced by a Withdrawal on the date of such Withdrawal. Note that this proportional reduction may result in the Net Purchase Payment being reduced by more than the amount withdrawn when the Contract Value is less than the Net Purchase Payment remaining. For example, assume the Contract Value is $15,000, the Net Purchase Payment is $20,000 and a Withdrawal of $6,000 is taken. The Contract Value is reduced by $6,000 which is a 40% reduction. The corresponding deduction to the Net Purchase Payment would be $8,000 (40% x $20,000). A Net Purchase Payment is an on-going calculation. It does not represent a Contract Value.
Non-Qualified Contract - A contract purchased with after-tax dollars. In general, these contracts are not under any pension plan, specially sponsored program or individual retirement account (“IRA”).
Owner - The person or entity (if a non-natural Owner) with an interest or title to this Contract. The terms “you” or “your” are also used to identify the Owner.
Participation and Cap - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate and up to and including the Cap Rate.
Participation Rate - A percentage used as part of the calculation of the Index Credit Rate if the Index Change is positive on the Term End Date for a Strategy Account Option with Participation and Cap. The Participation Rate is multiplied by the positive Index performance as part of the calculation of the Index Credit Rate if the Index Change is positive.
Performance Capture - Performance Capture is a feature offered for Strategy Account Options that allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. If you exercise the Performance Capture feature, your Interim Value on the Performance Capture Date will be “captured.” You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The loss may be significant. You should speak with your financial representative before exercising Performance Capture.
Once Performance Capture occurs, you will no longer participate in Index performance for the remainder of the Term, and you will not receive an Index Credit on the Term End Date for that Strategy Account Option. The “captured” value will then be credited with the Performance Capture Fixed Rate from the Performance Capture Date until the next Contract Anniversary.
You may exercise Performance Capture for one, some, or all of your applicable Strategy Account Options. You may decide not to exercise a Performance Capture.
Performance Capture Fixed Rate - For all Strategy Account Options, the Performance Capture Fixed Rate is a short-term fixed rate that is applied to Performance Capture amounts from the Performance Capture Date until the next Contract Anniversary.
We may change the Performance Capture Fixed Rate at any time at our discretion, subject to an annual guaranteed minimum interest rate of 1.00%.
Purchase Payment - The money you give us to buy and invest in the Contract.
Qualified Contract - A contract purchased with pretax dollars. These contracts are generally purchased under an IRA.
Strategy Account Option - An index-linked investment option under the Contract.
Strategy Account Option Value - The value of your investment in a Strategy Account Option on any day during the Term.
Strategy Base - A value used to calculate Interim Value and Index Credits. The Strategy Base is equal to the Contract Value allocated to a Strategy Account Option on the Term Start Date and (i) reduced proportionally for Withdrawals and charges, if any, deducted from the Strategy Account Option since the Term Start Date; and (ii) increased proportionally to any applicable Interim Value increase at the time of a Continuation Contribution when there is a spousal continuation upon death of Owner.
Surrender - A full Withdrawal of Cash Value and termination of the Contract.
Systematic Withdrawal Program - A program, for no additional charge, available during the Accumulation Phase where you may elect to receive periodic Withdrawals. Under the program, Withdrawals are taken proportionally from your Allocation Accounts and you may choose to take monthly, quarterly, semi-annual or annual Withdrawals from your Contract. Under this program, if a Withdrawal is scheduled for a day that does not exist in a given calendar month, it will occur on the last day of such month.
Term - The duration of an Allocation Account’s investment term, expressed in years. The Term is also the period during which the performance of a Strategy Account Option is linked to the performance of an Index. The Term begins on the Term Start Date and ends on the Term End Date. The Term for a Strategy Account Option may be one, three, or six years.
Term End Date - The Contract Anniversary on the last day of the Term.
Term Start Date - The date the Purchase Payment or Contract Value is allocated to a new Term. The Term Start Date is generally the Contract Issue Date for the initial Term, and a Contract Anniversary for each subsequent Term.
Trigger - An Upside Parameter designed to limit your participation in positive Index performance on the Term End Date equal to the Trigger Rate. If you select a Strategy Account Option with a Trigger, and the Index performance on the Term End Date is greater than or equal to zero, you will receive an Index Credit Rate equal to the Trigger Rate. If Index performance exceeds the Trigger Rate, you will receive an Index Credit Rate equal to the Trigger Rate.

Trigger Rate - A percentage used to calculate the Index Credit Rate if the Index Change is greater than or equal to zero on the Term End Date for a Strategy Account Option with Trigger.
Upside Parameter – A feature of a Strategy Account Option that represents the Index crediting methodology available under the Contract. Upside Parameters determine how Index performance is measured and applied in calculating the Index Credit Rate. The Upside Parameters are Cap, Cap Secure, Participation and Cap, Enhanced Participation and Cap, Dual Direction with Cap, Dual Direction Trigger with Cap, and Trigger. Certain Upside Parameters contain limits on participation in positive Index performance. These include Cap, Cap Secure, Participation and Trigger.
Withdrawal - The amount of Contract Value you withdraw from the Contract before adjustment for applicable Withdrawal Charges. A Withdrawal includes, but is not limited to, one-time Withdrawals, systematic Withdrawals under the Systematic Withdrawal Program, Withdrawals taken to satisfy required minimum distributions under the Internal Revenue Code, free withdrawal amounts, and Withdrawals under the Extended Care Waiver or the Terminal Illness Waiver.
Withdrawal Charge Period - The period during which we may apply a Withdrawal Charge to Withdrawals and Surrenders. The Withdrawal Charge Period begins on the Contract Issue Date and ends the day after the last day of the sixth Contract Year.

Overview of the Contract

PURPOSE OF THE CONTRACT
The Corebridge MarketLock® Annuity NY is a single purchase payment deferred registered index-linked annuity contract that is designed to help you invest on a tax-deferred basis, meet long-term financial goals, and plan for your retirement. An annuity is a contract between you (the Owner) and an insurance company (in this case, us). This Contract may be appropriate for you if you have a long investment time horizon, and the Contract’s terms and conditions are consistent with your financial goals. It is not intended for people whose liquidity needs require early or frequent withdrawals. There could be significant loss of your principal investment under a Contract. You should discuss with your financial representative whether an index-linked annuity contract is appropriate for you.
The Contract is a “single purchase payment” annuity because only one Purchase Payment is allowed under the Contract. We may agree to accept multiple payments as part of a single Purchase Payment subject to certain limitations outlined in the prospectus. See "Purchasing a Corebridge MarketLock® Annuity NY" in the prospectus for more information. After the Contract is issued, additional Purchase Payments are not allowed.
PHASES OF THE CONTRACT
The Contract has two phases: (1) the Accumulation Phase (savings) and (2) the Income Phase (income). Prior to annuitizing, your Contract is in the Accumulation Phase and the earnings (if any) are generally tax deferred. Tax deferral means you are not taxed until you take money out of your annuity. Once your Contract is annuitized, your annuity switches to the Income Phase, and we promise to pay you an income in the form of annuity income payments. Commencement of these payments is referred to as “annuitizing” your Contract.
Accumulation Phase
During the Accumulation Phase, you may allocate your Purchase Payment to one or more Allocation Accounts. The available Allocations Accounts are (i) Strategy Account Options that credit returns based on the performance of a specific Index or Indices during a Term and (ii) the Fixed Account Option. Additional information about each Strategy Account Option and the Fixed Account Option is provided in an appendix to this summary prospectus. See “Appendix A: Investment Options Available Under the Contract.” For all Strategy Account Options, we credit positive or negative Index Credit to amounts allocated to a Strategy Account Option on the Term End Date based, in part, on the performance of the applicable Index. You could lose a significant amount of money in a Strategy Account Option if the Index declines in value.
We limit the negative Index Change used in calculating the Index Credit on the Term End Date (or the annual performance on each Contract Anniversary for Strategy Account Options with Cap Secure) by applying the Buffer, which provides a limited level of protection from loss. You will incur a loss if negative Index performance is greater than the Buffer Rate on the Term End Date (and on each Contract Anniversary for Strategy Account Options with Cap Secure). For example, if the Index Change is -15% and your Buffer Rate is 10%, your Index Credit Rate would be -5% (for Strategy Account Options with Cap Secure, the annual measured performance on that Contract Anniversary would be -5% and for Strategy Account Options with Dual Direction with Cap, if the negative Index performance was within or equal to the Buffer Rate, you gain the absolute value of the negative Index performance). There is no guarantee that an Allocation Account you select for investment will always be available in the future or available with the same rates. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Option is 10%.
There is no guarantee that Strategy Account Options that limit Index losses will always be offered. We reserve the right to add, replace or remove Strategy Account Options offered and limit the number of Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested.
We limit the positive Index Change (or Index Change equal to or greater than zero in the case of the Trigger Upside Parameter) used in calculating the Index Credit on the Term End Date based on the Upside Parameters. The Upside Parameters include:
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Cap: Cap limits your participation in positive Index performance on the Term End Date up to and including the Cap Rate. If you select a Strategy Account Option with a Cap, and Index performance exceeds the Cap Rate, you will receive the Cap Rate. For example, if the Index Change is 15% and your Cap Rate is 10%, you will receive an Index Credit Rate of 10% on the Term End Date. The Cap Rate can change from one Term to the next. We will not establish a Cap Rate below 4%.

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Cap Secure: Cap Secure limits your participation in positive Index performance each Contract Anniversary of a multi-year Term Strategy Account Option up to and including the Cap Secure Rate. The Cap Secure Rate will remain the same for the entire multi-year Term. If you select a Strategy Account Option with a Cap Secure, and Index performance exceeds the Cap Secure Rate in any year, only the Cap Secure Rate will apply for that year. The Index Credit Rate is applied at the Term End Date based upon the values measured on each Contract Anniversary (including the Term End Date). For example, if the annual Index Change is 15% and your Cap Secure Rate is 8%, your adjusted annual Index performance is 8% on that Contract Anniversary. The adjusted annual Index performance on each Contract Anniversary within the multi-year Term would be compounded to establish the Index Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is 5% on each Contract Anniversary for a six-year term, the Index Credit Rate on the Term End Date would be 34.01% ({(1+5%)^6}-1=34.01%). The Cap Secure Rate can change from one Term to the next. We will not establish a Cap Secure Rate below 5%.
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Participation and Cap/Enhanced Participation and Cap: Participation and Cap/Enhanced Participation and Cap limits your participation in positive Index performance on the Term End Date at a percentage equal to the Participation Rate, up to a maximum of the Cap Rate. If Index performance is positive on the Term End Date, the Participation Rate is multiplied by Index Change, and then the Index Credit Rate is the lesser of that number or the Cap Rate. For example, with a 100% Participation Rate and a 20% Cap Rate, if the Index Change is 10% on the Term End Date, we first multiply the Participation Rate of 100% by the Index Change of 10%, which equals 10%. Since 10% is less than the 20% Cap Rate, the Index Credit Rate is 10%. Therefore, you will receive an Index Credit Rate of 10%. Alternatively, with a 150% Participation Rate and 12% Cap Rate, if the Index Change is 10% on the Term End Date, we first multiply the Participation Rate of 150% by the Index Change of 10%, which equals 15%. Since 15% exceeds the 12% Cap Rate, the Index Credit Rate is capped at 12%. Therefore, you will receive an Index Credit Rate of 12%. While a Strategy Account Option with Enhanced Participation and Cap operates identically to a Strategy Account Option with Participation and Cap in terms of mechanics, a Strategy Account Option with Enhanced Participation and Cap provides a higher guaranteed minimum Participation Rate. Participation Rates and Cap Rates for a Strategy Account Option with Enhanced Participation and Cap and a Strategy Account Option with Participation and Cap may vary and are set independently. The Cap Rate for a Strategy Account Option with Enhanced Participation and Cap may be lower than the Cap Rate for a Strategy Account Option with Participation and Cap. In such cases, the maximum Index Credit Rate you can earn under a Strategy Account Option with Enhanced Participation and Cap may be limited, even if its Participation Rate is higher than a Strategy Account Option with Participation and Cap. Because the Cap Rate limits participation in positive Index performance, a higher Participation Rate may not result in a higher Index Credit Rate applied at the Term End Date. As a result, you may receive a lower Index Credit Rate on a Strategy Account Option with Enhanced Participation and Cap than you would on a Strategy Account Option with Participation and Cap. You should review the current rates for a Strategy Account Option with Enhanced Participation and Cap and a Strategy Account Option with Participation and Cap and consult with your financial representative to determine which best aligns with your individual investment objectives. For a Strategy Account Option with Participation and Cap, we will not establish a Participation Rate below 100%, or a Cap Rate below 12%. For a Strategy Account Option with Enhanced Participation and Cap, we will not establish a Participation Rate below 101%, or a Cap Rate below 24%.
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Dual Direction with Cap: Dual Direction with Cap allows you to participate in positive Index performance on the Term End Date up to the Cap Rate, or the absolute value of any negative Index performance up to and including the Buffer Rate. If the positive Index performance exceeds the Cap Rate, your positive Index performance will equal the Cap Rate. For example, if the Index Change is 11% and your Cap Rate is 8%, your Index Credit Rate would be 8%. Since the Index Change was positive, the Buffer would not come into play. If the negative Index performance was within or equal to the Buffer Rate, you gain the absolute value of the negative Index performance. For example, if the Index Change is –10% and your Buffer Rate is 10%, your Index Credit Rate would be 10%. Alternatively, if the Index Change is -13% and your Buffer Rate is 10%, your Index Credit Rate would be -3%. The Cap Rate can change from one Term to the next. We will not establish a Cap Rate below 5%.
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Dual Direction Trigger with Cap: Dual Direction Trigger with Cap allows you to participate in positive Index performance on the Term End Date, subject to a Cap Rate, a Trigger Rate, and the absolute value of the Buffer Rate. If the Index performance is positive and less than or equal to the absolute value of the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the Trigger Rate. If the Index performance is positive and exceeds the absolute value of the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the positive Index performance up to the Cap Rate. If the Index performance is negative and does not exceed the Buffer Rate on the Term End Date, you will receive a positive Index Credit Rate equal to the Trigger Rate. If the Index performance is negative and exceeds the Buffer Rate on the Term End Date, you will receive a negative Index Credit Rate equal to the negative Index performance in excess of the Buffer Rate.

Example 1 – Positive Index Change is Less than or Equal to the Absolute Value of the Buffer Rate on the Term End Date. If the Index Change is +5%, your Buffer Rate is 10%, your Cap Rate is 25%, and your Trigger Rate is 24%, your Index Credit Rate would be 24%. The positive Index Change is within the absolute value of the Buffer Rate so the Trigger Rate applies. The Cap Rate does not apply because the positive Index Change did not exceed it.

Example 2 –Positive Index Change Exceeds the Cap Rate and the Absolute Value of the Buffer Rate on the Term End Date. If the Index Change is +26%, your Buffer Rate is 10%, your Cap Rate is 25% and your Trigger Rate is 24%, your Index Credit Rate would be 25%. Since the Index Change was positive and exceeded the absolute value of the Buffer Rate, the Trigger Rate does not apply. The Cap Rate applies, limiting your Index Credit Rate to 25%.

Example 3 – Negative Index Change Does Not Exceed the Buffer Rate on the Term End Date. If the Index Change is -6%, your Buffer Rate is 10%, your Cap Rate is 25%, and your Trigger Rate is 24%, your Index Credit Rate would be 24%. The negative Index Change did not exceed the Buffer Rate so the Trigger Rate applies. The Cap Rate does not apply because the Index Change was negative.

Example 4 – Negative Index Change Exceeds the Buffer Rate on the Term End Date. If the Index Change is -14%, your Buffer Rate is 10%, and the Trigger Rate is 24%, your Index Credit Rate would be -4% which reflects the portion of the negative Index performance beyond the Buffer Rate. The Trigger Rate does not apply because negative Index performance exceeds the Buffer Rate.
The Cap Rate and Trigger Rate can change from one Term to the next. For a Strategy Account Option with Dual Direction Trigger with Cap, we will not establish a Trigger Rate below 12% or a Cap Rate below 12%.
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Trigger: Trigger allows you to receive an Index Credit Rate equal to the Trigger Rate if Index performance is greater than or equal to zero on the Term End Date. If you select a Strategy Account option with a Trigger, and Index performance exceeds the Trigger Rate, you will receive the Trigger Rate. For example, if the Index Change is 2% and the Trigger Rate is 5%, your Index Credit Rate would be 5% because the Index Change was greater than zero. However, if the Index Change is 12% and the Trigger Rate is 5%, your Index Credit Rate would be 5% because the Index Change was greater than the Trigger Rate. The Trigger Rate can change from one Term to the next. We will not establish a Trigger Rate below 5%.
The minimum guaranteed rates that may be established under the Contract for each type of limit on Index gains are: Cap Rate (no lower than 4%), Cap Secure Rate (no lower than 5%), Participation Rate (no lower than 100%), and Trigger Rate (no lower than 5%).
Current Upside Parameter rates will be available from your financial representative and are always available online at www.corebridgefinancial.com/rila-rates-ny. The rates applicable to your Purchase Payment will be stated in your Contract.
For all Strategy Account Options, you will receive an Index Credit Rate reflecting a percentage gain or loss on the Term End Date.
Fixed Account Option. The Fixed Account Option credits a fixed rate of interest daily that compounds over one year to the annual interest rate we declared for that Term. The initial interest rate for a Purchase Payment allocated to the Fixed Account Option is set on the Contract Issue Date and is guaranteed for a 1-year Term. A new interest rate will be declared before the Term End Date and will be guaranteed for the new Term. We determine the annual interest rates for new Terms at our discretion, subject to a guaranteed minimum interest rate that will never be less than 1.00%.
Income Phase
When you are ready to receive guaranteed income under the Contract, you can switch to the Income Phase, at which time you will start to receive annuity income payments from us. This is also referred to as “annuitizing” your Contract. You generally decide when to annuitize your Contract, although there are restrictions on the earliest and latest times that your Contract may be annuitized. If you do not annuitize or Surrender your Contract before the Latest Annuity Date, your Contract will be automatically annuitized. Once your Contract is annuitized, you will no longer be able to Surrender, take Withdrawals of Contract Value and all other features and benefits of your Contract, including the Death Benefit, will terminate. You can choose from the available annuity income options, which may provide income for life, for an available time period, or a combination of both. There is no Death Benefit during the Income Phase. Annuity income payments may be payable after death if you select a period certain annuity income option.

On the Contract Issue Date the Contract offers, (i) for Owners age 76 or older, a Contract Value Death Benefit, and (ii) for Owners 75 or younger, a Return of Purchase Payment Death Benefit.
CONTRACT FEATURES
Access to your Money. You may Withdraw all or a portion of your Contract Value at any time before the Annuity Date. However, Withdrawals may be subject to Withdrawal Charges, Negative Adjustments to Interim Value and taxes and tax penalties. Withdrawals will reduce the Death Benefit, perhaps by more than the amount withdrawn. You should consult with your financial professional about the risks associated with Withdrawals s under the Contract.
Free Withdrawal Amount. There is a free Withdrawal amount under the Contract which allows you to Withdraw a portion of your Contract Value without being subject to a Withdrawal Charge. Each Contract Year, the free Withdrawal amount will be equal to 10% of the previous Contract Anniversary Contract Value (or if withdrawn in the first Contract Year, the Purchase Payment amount) or, if higher, the amount of your required minimum related to this Contract only. The free Withdrawal amount is still subject to Interim Values and a Negative Adjustment if a Withdrawal or other transaction occurs prior to the Term End Date, forfeiture of Index Credit Rates, proportionate reductions to the Return of Purchase Payment Death Benefit, taxes, and potential tax penalties.
Performance Capture Feature. The Contract includes a “Performance Capture” feature for certain Strategy Account Options. If available, Performance Capture allows you to “capture” the Interim Value of a Strategy Account Option prior to the Term End Date. The Performance Capture feature may not be available on all Strategy Account Options. Once a Performance Capture occurs, the Strategy Account Option will earn an annual rate with daily credited interest at the Performance Capture Fixed Rate until the next Contract Anniversary. There are risks associated with the Performance Capture. Once a Performance Capture occurs, the Interim Value within the Strategy Account Option will no longer be tied to Index performance, and you will not receive an Index Credit Rate on the Term End Date. The captured Interim Value cannot be transferred to a new Allocation Account or a new Term in the same Strategy Account Option until the next Contract Anniversary. You may only exercise the Performance Capture once during a Term on the full amount allocated to an applicable Strategy Account Option, and the exercise is irrevocable. You will not know the Interim Value at the time Performance Capture occurs and you may be “capturing” a loss. The loss may be significant and could be as high as 100%. You should speak with your financial representative before exercising Performance Capture.
Contract Value Death Benefit. The Contract provides a Contract Value Death Benefit to Owners age 76 or older on the Contract Issue Date. The Contract Value Death Benefit is equal to the Contract Value on the Business Day we receive all required documentation in Good Order.
Return of Purchase Payment Death Benefit. For Owners age 75 or younger on the Contract Issue Date, the Return of Purchase Payment Death Benefit will apply.
The Return of Purchase Payment Death Benefit is the greater of:
1.
Contract Value; or
2.
Net Purchase Payments.
Withdrawals will reduce Net Purchase Payments, and therefore the Return of Purchase Payment Death Benefit, on a proportionate basis, and this reduction could be more than the amount of the Withdrawal.
Extended Care Waiver. We may waive any applicable Withdrawal Charge to partial Withdrawals or Surrenders if, beginning at least two years after the Contract Issue Date, you are receiving extended care in a Qualified Facility for 90 consecutive days or longer. The term “Qualified Facility” is defined in your Contract and means certain Assisted Living Facilities, Hospitals, or Nursing Facilities. This feature is included in the Contract for no additional charge. Withdrawals under this feature are not subject to Withdrawal Charges but may be subject to Negative Adjustments to Interim Value and taxes and tax penalties.
Terminal Illness Waiver. We may waive any applicable Withdrawal Charge to partial Withdrawals or Surrenders if, at any time on and after the Contract Issue Date, you are initially diagnosed as having a Terminal Illness by a Qualified Physician. The term “Terminal Illness” is defined in your Contract and means any disease or medical condition which a Qualified Physician expects will result in death within one year from the date of certification. This feature is included in the Contract for no additional charge. Withdrawals under this feature are not subject to Withdrawal Charges, but may be subject to Negative Adjustments to Interim Value and taxes and tax penalties.
CONTRACT ADJUSTMENTS
If you make any Withdrawals (including required minimum distributions (“RMDs”), Surrenders, and free Withdrawal amounts), exercise the Performance Capture feature, annuitize your Contract or a Death Benefit is paid from a Strategy Account Option on any date prior to the Term End Date, your Contract Value in the Strategy Account Option will be its

Interim Value. You could lose a significant amount of money due to the use of the Interim Value if amounts are removed from a Strategy Account Option prior to the Term End Date. Your Interim Value may be less than the amount invested and may be less than the amount you would receive had you held the investment in the Strategy Account Option until the Term End Date. The Interim Value will generally be negatively affected by increases in the expected volatility of index prices, interest rate increases, and by poor market performance. All other factors being equal, the Interim Value would be lower the earlier a Withdrawal or Surrender is made during a Term.

Important Information You Should Consider about the Contract

An investment in the Contract is subject to risks and other important considerations, some of which are briefly summarized in the following table. You should review the prospectus for additional information about these topics.
	Fees, Expenses and Adjustments	LOCATION IN PROSPECTUS
Are There Charges or Adjustments for Early Withdrawals?
Yes.
Withdrawal Charges. If you take a Withdrawal from your Contract within six (6) years following the Contract Issue Date, you may be assessed a Withdrawal Charge of up to 8%, as a percentage of the Contract Value withdrawn. For example, if you make a Withdrawal during the Withdrawal Charge Period, you could pay a Withdrawal Charge of up to $8,000 on a $100,000 investment. This loss will be greater if there is a Negative Adjustment based on Interim Values of the Strategy Account Options, taxes or tax penalties.
Interim Value Adjustments. Your Contract Value in a Strategy Account Option will be adjusted to the Interim Value if all or a portion of Contract Value is removed from the
Strategy Account Option during the Term. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Under extreme conditions, you could lose up to 100% of your investment in a Strategy Account
Option due to Interim Value. For example, if you allocate $100,000 to a Strategy Account
Option with a 6-year Term and later withdraw the entire amount before the 6 years have elapsed, you could lose up to $100,000 of your investment. The following transactions are subject to the Interim Value of Strategy Account Option:
•A charge is deducted from the Strategy Account Option
•An amount is deducted from the Strategy Account Option due to a Surrender or
Withdrawal (including a systematic Withdrawal, RMDs, free Withdrawal amounts or any other Withdrawal);
•The Contract is annuitized; or
•The Death Benefit is paid.
You may obtain the Interim Value(s) of your Strategy Account Option(s) online at
www.corebridgefinancial.com/annuities or by contacting your financial representative.
Fee Table Charges and Adjustments
Are There Transaction Charges?	No, other than Surrender Charges and Interim Value adjustments.	Not Applicable
Are There Ongoing Fees and Expenses?
No.
Under the Strategy Account Options, there is an implicit ongoing fee to the extent that your participation in Index gains is limited by our use of an Upside Parameter.
This means that your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.
Fee Table Charges and Adjustments
Risks
Is There a Risk of Loss from Poor Performance?
Yes. You could lose money by investing in the Contract. If you invest in a Strategy
Account Option, under extreme circumstances, you could lose up to 90% of your investment in a Strategy Account Option with a Buffer Rate of 10% and 80% of your investment in a Strategy Account Option with a Buffer Rate of 20% if negative Index performance on the Term End Date is 100%. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Options is 10%. Buffer Rates for all
Strategy Account Options will not change from one Term to the next. There is no guarantee that Strategy Account Options that limit Index losses will always be offered. We reserve the right to add, replace or remove Strategy Account Options offered and limit the number of Strategy Account Options to only one. If only one
Strategy Account Option is available, you will be limited to investing in only that
Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested.
Principal Risks of Investing in the Contract

	Risks	LOCATION IN PROSPECTUS
Is this a Short-Term Investment?
No. The Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash because the Contract is designed to provide for the accumulation of retirement savings and income on a long-term basis. As such, you should not use the
Contract as a short-term investment or savings vehicle. A Withdrawal Charge may apply in certain circumstances and any Withdrawals may also be subject to federal and state income taxes and tax penalties. Withdrawals could result in significant reductions to your Contract
Value and to the Death Benefit, perhaps by more than the amount withdrawn. Withdrawals from a Strategy Account Option prior to the Term End Date may result in an adjustment for
Interim Value. Your Strategy Account Option Value will be transferred on the Term End
Date according to your instructions. If we do not receive transfer instructions from you within the appropriate time frame, we will automatically transfer or renew, as applicable, your Strategy Account Option and/or Fixed Account Option Value as follows:
•Any Contract Value in any expiring Strategy Account Option with a 1-year Term will remain in its current allocation for the next Term, subject to the Upside Parameter rates declared for that Term. If your Contract Value is invested in a Strategy Account Option with a 1-year Term that is no longer available for investment, the Contract Value in the expiring Strategy Account Option will automatically be transferred to the Fixed Account
Option, subject to the renewal interest rate, and will remain there until you provide transfer instructions. The Contract Value automatically transferred to the Fixed Account
Option, subject to the applicable renewal interest rates, in the absence of transfer instructions cannot be transferred to another available Strategy Account Option until the next Contract Anniversary.
•Any Contract Value in an expiring Strategy Account Option with a multi-year Term or
Fixed Account Option will automatically be transferred or renewed to the Fixed Account
Option, subject to the applicable renewal interest rates and will remain there until you provide transfer instructions. The Contract Value automatically renewed or transferred to the Fixed Account Option in the absence of transfer instructions cannot be transferred to a Strategy Account Option until the next Contract Anniversary.
Principal Risks of Investing in the Contract

	Risks	LOCATION IN PROSPECTUS
What Are the Risks Associated with the Investment Options?
An investment in the Contract is subject to the risk of poor investment performance and can vary depending on the performance of the Indices for the Strategy Account Options under the Contract. Each Allocation Account will have its own unique risks. You should review the
Allocation Accounts before making an investment decision.
For investments in a Strategy Account Option, the Cap Rate, Cap Secure Rate, Participation
and Cap Rates, Enhanced Participation and Cap Rates, Trigger Rate, or Dual Direction with
Trigger with Cap will limit positive Index performance (e.g., limited upside). For example:
•If the Strategy Account Option has a Cap Rate, and the Index Change is 15% and the
Cap Rate is 10%, the Index Credit Rate would be 10% on the Term End Date;
•If the Strategy Account Option has a Cap Secure Rate, and the annual Index Change is
15%, and the Cap Secure Rate is 8%, the adjusted annual Index performance is 8% on that Contract Anniversary. The adjusted annual Index performance on each Contract
Anniversary within the multi- year Term would be compounded to establish the Index
Credit Rate on the Term End Date. For example, if the adjusted annual Index performance is 5% on each Contract Anniversary for a 6-year Term, the Index Credit Rate on the Term End Date would be 34.01% ({(1+5%)6}-1=34.01%);
•If the Strategy Account Option has Participation and Cap Rates or Enhanced Participation
and Cap Rates, the Index Change is 30%, the Participation Rate is 105%, and the Cap
Rate is 24%, the Index Credit Rate would be 24% on the Term End Date;
•If the Strategy Account Option has a Trigger Rate, and the Index Change is greater than or equal to zero (for example, 12%), and the Trigger Rate is 5%, the Index Credit Rate
would be 5% on the Term End Date; and
•If the Strategy Account Option has a Dual Direction Trigger with Cap, and the Index
Change is 28%, the Buffer Rate is 10%, the Cap Rate is 25%, and the Trigger Rate is
24%, your Index Credit Rate would be 25% on the Term End Date. Since the Index
Change was positive and exceeded the absolute value of the Buffer Rate, the Trigger Rate does not apply. The Cap Rate applies limiting your Index Credit Rate to 25%.
Alternatively, if the Index Change is 26%, the Buffer Rate is 30%, the Cap Rate is 25%,
and the Trigger Rate is 24%, your Index Credit Rate would be 24%. Since the Index
Change was positive and did not exceed the absolute value of the Buffer Rate, the Trigger
Rate applies limiting your Index Credit Rate to 24%.
This may result in you earning less than the Index return.
For investments in a Strategy Account Option, the Buffer will limit negative Index Credit
Rates on the Term End Date (e.g., limited protection in the case of market decline). For example:
•If the Index Change is −25% and Buffer Rate is 10%, the Index Credit Rate would be
−15% (the amount that the Index Change exceeds the Buffer Rate) on the Term End
Date.
Each Index is a price return index, not a total return index, and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index return to underperform in comparison to a direct investment in a total return index.
You bear all loss that exceeds the Buffer.
Principal Risks of Investing in the Contract
What Are the Risks Related to the Insurance Company?
An investment in the Contract is subject to the risks related to the Company. The Company is solely responsible to the Owner for the Contract Value and the guaranteed benefits. The general obligations including the Fixed Account Option and Strategy Account Options under the Contract are supported by our general account and are subject to our claims paying ability. An Owner should look solely to our financial strength for our claims-paying ability.
More information about the Company, including our financial strength ratings, may be obtained at https://investors.corebridgefinancial.com/financials/Ratings/default.aspx.
Principal Risks of Investing in the Contract

	RESTRICTIONS	LOCATION IN PROSPECTUS
Are There Limits on the Investment Options?
Yes.
Transfer Restrictions. Contract Value allocated to a Strategy Account Option may only be transferred on the Term End Date. Contract Value allocated to the Fixed Account Option may not be transferred until the next Contract Anniversary. If you do not want to remain invested in the Fixed Account Option until the next Contract Anniversary, or in a Strategy
Account Option until the Term End Date, your only options will be to take a Withdrawal from or Surrender the Contract, or exercise the Performance Capture feature (if available)
and transfer your Strategy Account Option Value on the next Contract Anniversary. If you elect one of these options, the transaction will be based on the Interim Values of the
Strategy Account Options. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss. All Withdrawals taken (and charges deducted from your Contract) will reduce the Contract Value Death
Benefit, if applicable, on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than a dollar-for-dollar basis) which may proportionately reduce the Return of Purchase Payment Death Benefit, if applicable. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount withdrawn and the charge deducted. Withdrawals and Surrenders may be subject to Withdrawal Charges and taxes
(including a 10% Federal tax penalty before age 59½).
Transfer requests must be provided before Market Close on the Term End Date (or Contract
Anniversary after a Performance Capture). If the Term End Date (or Contract Anniversary
after a Performance Capture) is not a Business Day, we must receive your instructions before Market Close on the Business Day before the Term End Date (or Contract
Anniversary after a Performance Capture).
Performance Capture Restrictions. Manual Performance Capture is not allowed, and automatic Performance Capture settings cannot be changed, during the five (5) days prior to a Term End Date. Once a Performance Capture occurs, it cannot be revoked.
Investment Restrictions.
•Some Strategy Account Options may only be available on the Contract Issue Date. On the
Term End Date, you will only be able to invest in the Strategy Account Option(s)
available at that time.
•When allocating Contract Value on a Term End Date among the available Allocation
Accounts, you may not invest in any Strategy Account Option that has a Term that extends beyond the Latest Annuity Date. If there is no eligible Strategy Account Option, only the Fixed Account Option will be available to you for investment.
•The Company reserves the right to stop offering all but one Strategy Account
Option. We will provide you with written notice before adding, replacing, or removing a
Strategy Account Option or Index
Availability of Allocation Accounts and Indices. We reserve the right to add, replace or remove Strategy Account Options offered, change the Indices, and limit the number of offered Strategy Account Options to only one. If only one Strategy Account Option is available, you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you. We may change the Strategy Account Options and the
Upside Parameters rates subject to the stated guaranteed minimum rates. There is no guarantee that a particular Strategy Account Option or Index will be available during the entire time that you own your Contract. With thirty (30) days advance notice from us, we may cease offering or modify the terms and conditions and/or Term of the Fixed Account
Option at our discretion.
Certain Strategy Account Options and Indices may not be available through your financial representative. See "Appendix E: Broker-Dealer Variations" in the prospectus. You may obtain information about the Strategy Account Options and Indices that are available to you by contacting your financial representative.
Allocation Accounts Transfers between Allocation Accounts
Are There Any Restrictions on Contract Benefits?
Yes.
•There are restrictions and limitations relating to benefits offered under the Contract (e.g.,
Death Benefit, Performance Capture feature, Extended Care Waiver, Terminal Illness
Waiver).
•Except as otherwise provided, Contract benefits may not be modified or terminated by the
Company.
•Withdrawals will reduce the Death Benefit, perhaps by more than the amount withdrawn.
Death Benefit – Death Benefit Options

	TAXES	LOCATION IN PROSPECTUS
What are the Contract’s Tax Implications?
•You should consult with a tax professional to determine the tax implications of an investment in and payments received under the Contract.
•If you purchase the Contract through an IRA, there is no additional tax benefit under the
Contract.
•Earnings under your Contract are taxed at ordinary income tax rates when withdrawn.
You may be subject to a tax penalty if you take a Withdrawal before age 59½.
Taxes
CONFLICTS OF INTEREST
How are Investment Professionals Compensated?
Your financial representative may receive compensation for selling this Contract to you in the form of commissions, additional cash compensation, and/or non-cash compensation. We may share the revenue we earn on this Contract with your financial representative’s firm.
Revenue sharing arrangements and commissions may provide selling firms and/or their registered representatives with an incentive to favor sales of our Contracts over other annuity contracts (or other investments) with respect to which a selling firm does not receive the same level of additional compensation. You should ask your financial representative about how they are compensated.
Payments in Connection with Distribution of the Contract
Should I Exchange My Contract?
Some financial representatives may have a financial incentive to offer you a new contract in place of the one you already own. You should exchange a contract you already own only if you determine, after comparing the features, fees, and risks of both contracts, that it is better for you to purchase the new contract rather than continue to own your existing contract.
Purchasing a Corebridge MarketLock® Annuity NY – Exchange Offers

Benefits Available Under the Contract

The following table summarizes information about the benefits available under the Contract.
The availability of Contract benefits may vary depending on the broker-dealer firm through which the Contract is sold. See “Appendix E: Broker-Dealer Variations” in the prospectus for additional information.
Standard Benefits
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Free Withdrawal Amount	Provides for an amount that may be withdrawn each Contract Year without incurring Withdrawal Charges.	None
•Only available during the Accumulation Phase.
•Withdrawals of Free Withdrawal Amount may be subject to
Negative Adjustments to Interim Value and taxes and tax
penalties.
•All Withdrawals count against Free Withdrawal Amount.
•Unused Free Withdrawal Amount is not available in future
Contract Years.

Performance Capture
By request in Good Order,
allows you to capture the
Interim Value of a Strategy
Account Option either
“manually” or
“automatically” based on a
target performance gain
that you provide us in
advance. Once a
Performance Capture occurs
during a Term, the
“captured” value of your
investment in the Strategy
Account Option will be
credited with a daily
interest at the Performance
Capture Fixed Rate until
the next Contract
Anniversary.
None
•We will not provide advice or notify you regarding whether
you should exercise Performance Capture or the optimal time
for doing so (if any).
•We will not warn you if you exercise Performance Capture at a sub-optimal time.
•You will not know the Interim Value in advance; the
captured Interim Value could be lower than you anticipated.
•We are not responsible for any losses or forgone gains
related to your decision whether or not to exercise
Performance Capture.
•You may not “manually” exercise Performance Capture or
change your instructions for an automatic Performance
Capture during the five (5) days before the Term End Date.
•Only available during the Accumulation Phase.
•Will not participate in Index performance (positive or
negative) for the remainder of the Term, including the Term
End Date.
•Buffer Rate and Upside Parameters will not apply on the
Term End Date after a Performance Capture is exercised.
•Only available during the Accumulation Phase.
•You will not participate in Index performance (positive or
negative) for the remainder of the Term, including the Term
End Date.
•Capturing an Interim Value lower than your investment in
the Strategy Account Option will result in loss, no Buffer will apply, and the loss could be significant.
•Upon exercise, you may transfer into a new Allocation
Account at your next Contract Anniversary.
•May be exercised once per Term for each Strategy Account
Option.
•You must exercise for the full amount allocated to the
Strategy Account Option.
•Exercise is irrevocable.

Return of Purchase Payment Death Benefit	Provides for a Death Benefit upon death of the Owner during the Accumulation Phase equal to the greater of the (1) Contract Value or (2) Net Purchase Payments.	None
•Automatically included in Contract for Owners age 75 and
younger on the Contract Issue Date.
•Only available during the Accumulation Phase.
•Contract Value reflects any applicable Interim Values.
•Terminates upon Annuitization.
•Net Purchase Payment component is subject to proportionate
reductions for prior Withdrawals.
•Partial Withdrawals could significantly reduce the benefit, perhaps by more than the amount withdrawn.

Standard Benefits (continued)
Name of Benefit	Purpose	Maximum Fee	Brief Description of Restrictions/Limitations
Contract Value Death Benefit	Provides for a Death Benefit upon death of the Owner during the Accumulation Phase equal to the Contract Value on the Business Day we receive all required documentation in Good Order.	None
•Automatically included in Contract for Owners age 76 and
older on the Contract Issue Date.
•Only available during the Accumulation Phase.
•Contract Value reflects any applicable Interim Values.
•Terminates upon Annuitization.

Extended Care Waiver	Waiver of Withdrawal Charges in the event of confinement to a Qualified Facility.	None
•Automatically included in Contract on the Contract Issue
Date.
•Only available during the Accumulation Phase.
•Extended care must begin at least two years after the
Contract Issue Date.
•Extended care must be provided in a Qualified Facility, as
defined in the Contract, for at least 90 consecutive days.
•Withdrawals under the benefit may be subject to Interim
Values and taxes and tax penalties.
•Withdrawals count against the Free Withdrawal Amount.

Terminal Illness Waiver	Waiver of Withdrawal Charges in the event of diagnosis as having a Terminal Illness by a Qualified Physician.	None
•Automatically included on the Contract at Contract Issue
Date.
•Only available during the Accumulation Phase.
•Owner must be diagnosed as having a Terminal Illness by a
Qualified Physician as defined by the benefit.
•Diagnosis must not pre-exist the Contract Issue Date.
•Withdrawals under the benefit may be subject to Interim
Values and taxes and tax penalties.
•Withdrawals count against the Free Withdrawal Amount.

Buying the Contract

PURCHASING THE CONTRACT
To purchase the contract, you must submit your initial Purchase Payment and required paperwork in Good Order to us at the following address, or through a broker-dealer authorized as our agent.
Regular Mail:
Purchase Payments sent by regular mail must be sent to the Purchase Payment Processing Center at the following address:
US Life Purchase Payment Processing Center P.O. Box 100357 Pasadena, CA 91189-0357

Express Delivery:
Purchase Payments sent by overnight or express delivery must be sent to the Purchase Payment Processing Center at the following address:
JPM Chase-USL 100357 Purchase Payment Processing Center 2710 Media Center Drive Building #6, Suite 120 Los Angeles, CA 90065-1750

Purchase Payments will be picked up at the mailing addresses noted above and forwarded to our Annuity Service Center. Purchase Payments, however, are not considered received by us until received at our Annuity Service Center in Good Order.
PURCHASE PAYMENTS
A Purchase Payment is the money you give us to purchase a contract. Any additional money you give us to invest in the contract after purchase is a subsequent Purchase Payment. The minimum Purchase Payment for Qualified and Non-Qualified Contracts is $25,000. If you purchased your Contract through certain broker-dealers, the minimum Purchase Payment may be higher.
We may agree to accept multiple payments as part of a single Purchase Payment subject to the limitations outlined in the prospectus. See "Purchasing a Corebridge MarketLock® Annuity NY" in the prospectus for more information. If we agree to accept multiple payments as part of a single Purchase Payment and the minimum Purchase Payment is satisfied within 60 days from the date the application was signed or the electronic order submission date, we will issue your Contract provided all required paperwork is in Good Order. If an additional payment is received after the 60th day, we will treat the payment as a request for a second contract provided the payment satisfies the minimum Purchase Payment.
We reserve the right to refuse any Purchase Payment and restrict allowance of a Purchase Payment based on age. We reserve the right to require Company approval prior to accepting a Purchase Payment greater than the Purchase Payment Limit. The "Purchase Payment Limit" is the maximum Purchase Payment of $2,000,000 without Company approval. We may choose to accept Purchase Payments in excess of $2,000,000 at our sole discretion.
•
For Contracts owned by a non-natural Owner, we reserve the right to require Company approval prior to accepting any Purchase Payment.
•
Company pre-approval may also be required for a Purchase Payment that would cause total Purchase Payments in all contracts issued by US Life, American General Life Insurance Company ("AGL") and/or The Variable Annuity Life Insurance Company ("VALIC") to the same Owner and/or Annuitant to exceed the Purchase Payment Limit.

Making Withdrawals: Accessing the Money in Your Contract

Accessing Your Money
You can access money in your Contract in one of the following ways:
•
Partial Withdrawal or Surrender;
•
Systematic Withdrawal; or
•
Annuity Income Payment (during the Income Phase).
Withdrawals made prior to age 59½ may result in a 10% Federal tax penalty. Certain Qualified plans restrict and/or prohibit your ability to withdraw money from your Contract. See “Taxes” in the prospectus for more information.
	Minimum Withdrawal Amount	Minimum Contract Value(1)
Partial Withdrawal	$1,000	$2,500(2)
Systematic Withdrawal	$100	$2,500(2)
(1)
The Contract Value left in any Allocation Account must be at least $100 after a Withdrawal.
(2)
The total Contract Value must be at least $2,500 after a Withdrawal.
We may terminate your Contract if your Contract Value is less than $2,500 as a result of Withdrawals and/or charges. We will provide you with 60 days written notice that your Contract is being terminated. At the end of the notice period, we will distribute the remaining Contract Value to you.
Free Withdrawal Amount
Your Contract provides for a free Withdrawal amount each Contract Year which allows you to Withdraw a portion of your Contract Value without being subject to a Withdrawal Charge. This amount is referred to as a the "free Withdrawal amount". Your maximum annual free Withdrawal amount equals 10% of the previous Contract Anniversary Contract Value (and if withdrawn in the first Contract Year, the Purchase Payment amount).
Assessment of Withdrawal Charges
We deduct a Withdrawal Charge applicable to any amount of a partial Withdrawal or Surrender in excess of your free Withdrawal amount made before the end of the Withdrawal Charge Period. Before purchasing this Contract, you should consider the effect of Withdrawal Charges on your investment if you need to withdraw more than the annual free Withdrawal amount during the Withdrawal Charge Period, and you should discuss with your financial representative.
The Withdrawal Charge percentage is determined by the number of years the Purchase Payment has been in the Contract at the time of the Withdrawal. See "Charges and Adjustments - Withdrawal Charges" in the prospectus.
If you take a Withdrawal or Surrender before the Term End Date of a Strategy Account Option, or annuitization or Death Benefit payments occur, it will reduce the Interim Value of your investment in that Strategy Account Option. The Interim Value is the amount in the Strategy Account Option that is available for Withdrawals during the Term. Withdrawals may include: RMDs, Surrenders, free Withdrawal amounts, systematic Withdrawals, and annuity income payments. The Interim Value could be less than your investment in a Strategy Account Option even if the Index is performing positively. Withdrawals or Surrenders that cause the Interim Value to be recalculated could result in the loss of principal investment and previously applied Index Credit Rates, and such losses could be as high as 100%. All Withdrawals taken, and charges deducted, from a Strategy Account Option before the Term End Date will reduce the Contract Value Death Benefit on a dollar-for-dollar basis and will trigger a Negative Adjustment which will lower your Strategy Base in the Strategy Account Option in the same proportion that the Interim Value is reduced (rather than on a dollar-for-dollar basis) and which may proportionately reduce the Return of Purchase Payment Death Benefit, if applicable. Such a reduction will reduce your Strategy Base for the remainder of the Term and the proportionate reduction may be greater than the dollar amount withdrawn, or the charge deducted. The Interim Value could be substantially less than the amount invested in the Strategy Account Option and could result in significant loss.
Withdrawals could result in significant reductions to your Contract Value and to the Death Benefit, perhaps by more than the amount withdrawn. Withdrawals taken before the Term End Date of a Strategy Account Option could also significantly reduce any Index Credit applied at the Term End Date. The Upside Parameters and Buffer are not applied until the Term End Date.
When you make a partial Withdrawal, we deduct it from any remaining annual free Withdrawal amount first, and then from any remaining Contract Value.

If you request to Surrender your Contract, we may also deduct any premium taxes, if applicable. If you Surrender your Contract, Withdrawal Charges will be assessed if your Purchase Payment is still subject to Withdrawal Charges. See “Charges and Adjustments” in the prospectus.
Impact of Withdrawal Charges
Example
For purposes of this example, you make a Purchase Payment of $100,000. We will assume a 0% growth rate in the Contract Value over the life of the Contract, no Interim Value changes over the life of the Contract. In Contract Year 2, you take out your maximum free Withdrawal amount of $10,000. After that free Withdrawal amount your Contract Value is $90,000. In the 3rd Contract Year, you Surrender your Contract. We will apply the following calculation to the Cash Value on Withdrawal or Surrender:
A minus B where:
A=
Your Contract Value at the time of your request for Withdrawal ($90,000)
B=
The Withdrawal Charge (($90,000 – free Withdrawal amount of $9,000) x 7% = $5,670)
Cash Value is $90,000 – $5,670 = $84,330.
Required Minimum Distributions
If you are taking required minimum distributions, we waive any Withdrawal Charges applicable to those Withdrawals related to this Contract only.
Annuity Income Payments
Any time after thirteen (13) months from the Contract Issue Date, you may annuitize and receive annuity income payments for a specified period of time and at a frequency as elected by you. We will waive any applicable Withdrawal Charges upon processing of your request to annuitize the Contract. See “Annuity Income Options (Income Phase)” in the prospectus.
A request to access money from your Contract, as outlined above, must be submitted in writing and in Good Order to the Annuity Service Center at P.O. Box 15570, Amarillo, TX 79105-5570.
For Withdrawals of $500,000 and more, you are required to include a signature guarantee issued by your broker-dealer which verifies the validity of your signature.
Any request for Withdrawal will be effective as of the day it is received by us in Good Order at the Annuity Service Center, if the request is received before Market Close. If the request for Withdrawal is received after Market Close, the request will be effective as of the next Business Day. Withdrawals are processed effective the date they are deemed in Good Order and payments are generally made within 7 days. “Market Close” is the close of the New York Stock Exchange on Business Days, usually at 4:00 p.m. Eastern Time.
We may be required to suspend or postpone the payment of a Withdrawal for any period of time when: (1) the NYSE is closed (other than a customary weekend and holiday closings); (2) trading on the NYSE is restricted; (3) an emergency exists such that determination of the Index Value is not reasonably practicable; (4) the SEC, by order, so permits for the protection of Owners.
Additionally, we reserve the right to defer payments for a Withdrawal or Surrender for up to six months when permitted by law.
Surrender
We calculate Withdrawal Charges upon Surrender of the Contract after we receive your request in Good Order. We will return your Cash Value generally within seven (7) days of the request.
Prior to annuitization, your Cash Value represents the total amount that is available for Surrender. Your Cash Value is equal to the Contract Value after adjustment for any applicable Withdrawal Charges. Your Cash Value may be lower than or equal to your Contract Value. Your Cash Value will never be less than the Minimum Withdrawal Value. Upon annuitization, your Contract does not have a Cash Value.
Systematic Withdrawal Program
During the Accumulation Phase, you may elect to receive periodic Withdrawals under the Systematic Withdrawal Program for no additional charge. Under the program, Withdrawals are taken proportionally from all Allocation Accounts, and you may choose to take monthly, quarterly, semi-annual or annual Withdrawals from your Contract. Electronic transfer of these periodic Withdrawals to your bank account is available.

Please contact our Annuity Service Center which can provide the necessary enrollment forms. A Withdrawal Charge may apply if the amount of the periodic Withdrawals in any year exceeds the free Withdrawal amount permitted each Contract Year.

Fee Table

The following tables describe the fees, expenses, and adjustments that you will pay when buying, owning, and Surrendering or making Withdrawals from an Allocation Account or from the Contract. Please refer to your contract data page for information about the specific fees you will pay each year based on the options you have elected.
The first table describes fees and expenses that you will pay at the time that you buy the Contract, Surrender or make Withdrawals from an Allocation Account or from the Contract, or transfer Contract Value between Allocation Accounts.
Transaction Expenses
Sales Load Imposed on Purchases (as a percentage of purchase payments)	None
Withdrawal Charge (as a percentage of the amount withdrawn)[1]	8.00%
Transfer Fee	None
1  The Withdrawal Charge percentage is deducted upon a Withdrawal of amounts in excess of the free Withdrawal amount (generally 10% of the previous Contract Anniversary Contract Value). Important exceptions and limitations may eliminate or reduce this charge. For a complete description of charges and exceptions, see “Charges and Adjustments – Withdrawal Charges” and “Access to Your Money” in the prospectus.
The next table describes the adjustments, in addition to any transaction expenses, that apply if all or a portion of the Contract Value is removed from a Strategy Account Option or from the Contract before the expiration of a specified period.
Adjustments
Maximum Potential Loss Due to Interim Value Adjustment (as a percentage of Contract Value withdrawn from a Strategy Account Option)[1]	100%
1  We use the Interim Values for your Strategy Account Options if you make any Withdrawals (including required minimum distributions (“RMDs”), Surrenders, exercise the Performance Capture feature, annuitize your Contract or a Death Benefit is paid from a Strategy Account Option on any date prior to the Term End Date. The maximum loss would occur if there is a total distribution for a Strategy Account Option at a time when the Index Value has declined to zero. If the Interim Value calculation applies to a transaction, the Buffer will not apply. See “Valuing Your Investment in a Strategy Account Option – Interim Values” in the prospectus for more information.
The next table describes the fees and expenses that you will pay each year during the time that you own the Contract.
Annual Contract Expenses
Base Contract Expenses	0%
We may limit the amount you can earn on the Strategy Account Options. This means your returns may be lower than the Index’s returns. In return for accepting a limit on Index gains, you will receive some protection from Index losses.

Appendix A: Investment Options Available Under The Contract

Strategy Account Options
The following is a list of Strategy Account Options currently available under the Contract. We may change the features of the Strategy Account Options listed below (including the Index and the current limits on Index gains and losses), offer new Strategy Account Options, and terminate existing Strategy Account Options. We will provide you with written notice before making any changes other than changes to current limits on Index gains. Information about current limits on Index gains is available at www.corebridgefinancial.com/rila-rates-ny. Note: If amounts are removed from a Strategy Account Option before the Term End Date, we will apply an Interim Value adjustment. This may result in a significant reduction in your Contract Value that could exceed any protection from Index loss that would be in place if you waited until the Term End Date.
See “Allocation Accounts – Strategy Account Options” in the prospectus for a description of the Strategy Account Options’ features. See “Valuing your Investment in a Strategy Account Option – Interim Value” and “Charges and Adjustments – Adjustments” in the prospectus for more information about Interim Value adjustments.
The availability of Strategy Account Options may vary depending on the broker-dealer firm through which the Contract is sold. See "Appendix E: Broker-Dealer Variations" in the prospectus for additional information.
Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
1-Year Term Strategy Account Options
S&P 500® Index	Market Index	1-Year	Point-to-Point Cap	10%	Buffer Rate	5%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	1-Year	Point-to-Point Cap	20%	Buffer Rate	4%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	1-Year	Point-to-Point Trigger	10%	Buffer Rate	5%	Trigger Rate	Manual
S&P 500® Index	Market Index	1-Year	Point-to-Point Dual Direction with Cap	10%	Buffer Rate	5%	Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Cap	10%	Buffer Rate	5%	Cap Rate	Manual or Automatic
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Trigger	10%	Buffer Rate	5%	Trigger Rate	Manual
Nasdaq-100 Index®	Market Index	1-Year	Point-to-Point Dual Direction with Cap	10%	Buffer Rate	5%	Cap Rate	Manual or Automatic
3-Year Strategy Account Options
S&P 500® Index	Market Index	3-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						12%	Cap Rate
S&P 500® Index	Market Index	3-Year	Point-to-Point Dual Direction Trigger with Cap	20%	Buffer Rate	12%	Trigger Rate	Manual or Automatic
						12%	Cap Rate
Nasdaq-100 Index®	Market Index	3-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						12%	Cap Rate
Nasdaq-100 Index®	Market Index	3-Year	Point-to-Point Dual Direction Trigger with Cap	20%	Buffer Rate	12%	Trigger Rate	Manual or Automatic
						12%	Cap Rate
MSCI EAFE Index	Market Index	3-Year	Point-to-Point Dual Direction Trigger with Cap	20%	Buffer Rate	12%	Trigger Rate	Manual or Automatic
						12%	Cap Rate

Index[1]	Type of Index	Term	Index Crediting Method[2]	Current Buffer Rate (if held until Term End Date)		Guaranteed Minimum Limit on Upside Parameter Rates (for the life of the Strategy Account Option)		Availability of Performance Capture
3-Year Strategy Account Options-continued
Russell 2000® Index	Market Index	3-Year	Point-to-Point Dual Direction Trigger with Cap	20%	Buffer Rate	12%	Trigger Rate	Manual or Automatic
						12%	Cap Rate
6-Year Strategy Account Options
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	10%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						30%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	10%	Buffer Rate	101%	Participation Rate	Manual or Automatic
						30%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						24%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Enhanced Participation and Cap	20%	Buffer Rate	101%	Participation Rate	Manual or Automatic
						24%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction with Cap	10%	Buffer Rate	30%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction with Cap	20%	Buffer Rate	24%	Cap Rate	Manual or Automatic
S&P 500® Index	Market Index	6-Year	Annual Application of Cap and Buffer Cap Secure	10%	Buffer Rate	5%	Cap Secure Rate	Manual
Nasdaq-100 Index®	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						24%	Cap Rate
MCSI EAFE Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						24%	Cap Rate
Russell 2000® Index	Market Index	6-Year	Point-to-Point Participation and Cap	20%	Buffer Rate	100%	Participation Rate	Manual or Automatic
						24%	Cap Rate
S&P 500® Index	Market Index	6-Year	Point-to-Point Dual Direction Trigger with Cap	20%	Buffer Rate	24%	Trigger Rate	Manual
						24%	Cap Rate
1 Each Index is a “price return index,” not a “total return index,” and therefore does not reflect dividends paid on the securities comprising the Index. This will cause the Index to underperform in comparison to a direct investment in a total return Index.
2
If your Strategy Account Option utilizes a “Point-to-Point” crediting method, the calculation will be based on two Index Values. The Index Change will be calculated using the Index Value on the Term Start Date and Term End Date (unless you exercise a Performance Capture). The use of a Point-to-Point crediting method results in your Index Credit Rate being calculated at a single point in time, even for a Strategy Account Option with a multi-year Term.
Buffer Rates for all Strategy Account Options will not change from one Term to the next for so long as that Strategy Account Option remains available under the Contract. The minimum guaranteed Buffer Rate that we offer under any Strategy Account Option is 10%. We reserve the right to add and remove Strategy Account Options as available investment options. As such, the Buffer Rates offered under the Contract for new Strategy Account Options may change from one Term to the next. There is no guarantee that Strategy Account Options that limit Index losses will always be offered. If only one Strategy Account Option is available you will be limited to investing in only that Strategy Account Option with terms that may not be acceptable to you, including one that does not limit losses, which would mean risk of loss of the entire amount invested.

The minimum guaranteed rates that may be established under the Contract for each type of Index gains are: Cap Rate (no lower than 4%), Cap Secure Rate (no lower than 5%), Participation Rate (no lower than 100%), and Trigger Rate (no lower than 5%).
Fixed Account Option
The following is the Fixed Account Option currently available under the Contract. We may change the features and/or Term of the Fixed Account Option listed below, offer new Fixed Account Options and terminate existing Fixed Account Options. We will provide you with at least 10 days written notice before doing so.
See “Allocation Accounts – Fixed Account Option” in the prospectus for a description of the Fixed Account Option’s features.
Name	Term	Minimum Guaranteed Interest Rate
Fixed Account Option	1-Year	1.00%
The availability of the Fixed Account Option may vary depending on the broker-dealer firm through which the Contract is sold. See "Appendix E: Broker-Dealer Variations" in the prospectus for additional information.
Performance Capture Fixed Rate
For all Strategy Account Options, the Performance Capture Fixed Rate is a short-term fixed rate that is applied to the Performance Capture amounts from the Performance Capture Date until the next Contract Anniversary.
We may change the Performance Capture Fixed Rate at any time at our discretion subject to the following annual guaranteed minimum interest rates:
Name	Term	Minimum Guaranteed Interest Rate
Performance Capture Fixed Rate (Available for all Strategy Account Options)	Applies from the Performance Capture Date until the next Contract Anniversary	1.00%

*  * *
This summary prospectus incorporates by reference the prospectus and statement of additional information (SAI) for the contract, both dated September 14, 2026, as may be amended or supplemented from time to time. The prospectus and SAI may be obtained, free of charge, online at www.corebridgefinancial.com/rila-documents or by calling (800) 445-7862.

EDGAR Contract Identifier: C000259445